UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 14, 2007

                             ONEIDA FINANCIAL CORP.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                     000-25101                16-1561678
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(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


182 Main Street, Oneida, New York                                13421-1676
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (315) 363-2000
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Definitive Material Agreement

         On April 26, 2006, the Compensation Committee (the "Committee") of the Board of Directors of Oneida Financial Corp. (the "Company") awarded restricted stock to certain employees, including officers and outside directors pursuant to the Company's 2006 Recognition and Retention Plan (the "Plan"). A "form of" the grant agreement awarding the shares of restricted stock to employees is filed as
Exhibit 10.1 hereto and a "form of" the grant agreement awarding the shares of restricted stock to outside directors is filed as Exhibit 10.2 hereto.

         On January 23, 2007, the Committee amended the employees' grant agreements that were entered into at the time the Committee awarded restricted stock awards under the Plan. The amendments provide that "Normal Retirement Age" will be the employee's termination of employment on or after the date that the officer attains age 65 and has completed at least five years of service. A "form of" the amendment for employees is filed as Exhibit 10.3 hereto. The amendment does not result in any increase or decrease in the value of the restricted stock awards.

         On January 23, 2007, the Committee amended the outside director's grant agreements to provide that "Normal Retirement Age" will be the director's termination of service as a director on or after the date that the director attains age 70 and has completed at least five years of service as a director. A "form of" the amendment for outside directors is filed as Exhibit 10.4 hereto. The amendment does not result in any increase or decrease in the value of the restricted stock awards.


Item 9.01.  Exhibits.
            --------

            (a)   Financial Statements of Business Acquired. None.

            (b)   Pro Forma Financial Information. None.

            (c)   Shell Company Transactions. None.

            (d)   Exhibits.

                     Exhibit No.    Description
                     -----------    -----------

                        10.1        Form of Restricted Stock Award for Employees
                        10.2        Form of Restricted Stock Award for Outside
                                    Directors
                        10.3 Form of First Amendment to Restricted Stock Agreement for Employees
                        10.4 Form of First Amendment to Restricted Stock Agreement for Outside Directors

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ONEIDA FINANCIAL CORP.



DATE:   2/15/07                    By: /s/ Michael Kallet
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                                           Michael R. Kallet
                                           President and Chief Executive Officer